Exhibit 99.2
Preliminary Copy
FORM OF PROXY CARD FOR HOLDERS OF
ENSCO CLASS A ORDINARY SHARES

ATTN: INVESTOR RELATIONS
500 NORTH AKARD STREET
SUITE 4300
DALLAS, TX 75201
VOTE BY MAIL
Mark, sign and date the proxy card and return it before the time for holding the Meeting to the Secretary in the postage-paid envelope provided or return it to Ensco plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
VOTE IN PERSON
Review the proxy materials for special requirements for voting at the Meeting. You will need to request a poll to vote at the Meeting. In accordance with provisions in the U.K. Companies Act 2006 and in accordance with our Articles of Association, a shareholder is entitled to appoint another person as his or her proxy to exercise all or any of his or her rights to attend and to speak and vote at the Meeting and to appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares held by him or her) and that proxy need not be a shareholder. Delivery or receipt of an appointment of proxy does not prevent a shareholder of record from attending and voting at the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒ ENSCO1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
ENSCO PLC
PROPOSAL:

	For	Against	Abstain

1.
Approval of the issuance and delivery of Ensco American depositary shares pursuant to the Agreement and Plan of Merger, dated as of February 6, 2011 and as amended on March 1, 2011, by and among Ensco plc, Pride International, Inc., ENSCO International Incorporated and ENSCO Ventures LLC, as it may be amended from time to time.
	☐	☐	☐
Note: Please sign exactly as the name or names appear(s) on this proxy card. When shares are held jointly, a “senior” joint holder may sign for all joint holders, otherwise each joint holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the reverse side where indicated.	☐

	Yes	No

Please indicate if you plan to attend this Meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

GENERAL MEETING OF SHAREHOLDERS OF
ENSCO PLC
           2011
Please date, sign and mail
the Proxy Card in the
envelope provided as soon
as possible.
Important Notice Regarding Internet Availability of Proxy Materials for the General Meeting:
The joint proxy statement/prospectus is available at www.enscoplc.com and www.proxyvote.com.
If voting by mail, please detach along perforated line and mail in the envelope provided

PROXY
ENSCO PLC
Board of Directors Proxy for the General Meeting
of Shareholders at 8:00 a.m. London time,           ,   2011
Ensco plc
6 Chesterfield Gardens, 3rd Floor
London, W1J 5BQ, UNITED KINGDOM
          The undersigned shareholder of Ensco plc (the “Company”) hereby revokes all previous proxies and appoints Daniel W. Rabun or, in his absence, James W. Swent III, each with full power of substitution, to vote the following number of shares of the undersigned at the above-stated General Meeting and any adjournment(s) or postponement(s) thereof.
  Number of Shares:
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO PROPOSAL 1, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.
          Your Board of Directors recommends a vote “FOR” the resolution in proposal 1.
          Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)